UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

August 30, 2007
Date of Report
(Date of earliest event reported)

Action Energy Inc.
(Exact name of registrant as specified in its charter)

Canada	000- ____
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

#300, 435-4th Avenue S.W., Calgary, Alberta, Canada, T2P 3A8
(Address of principal executive offices and zip code)

                      (403) 264-1112
(Registrant’s telephone number, including area code)

                                    Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

On August 30, 2007, Action Energy Inc. (the “Corporation”) combined with Rolling Thunder Exploration Ltd. (“Rolling Thunder”), a Canadian company, through a statutory plan of arrangement. The combined entity continued to operate under the name Action Energy Inc. Upon the effectiveness of the arrangement, the Corporation’s common shares were deemed registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), pursuant to Rule 12g-3 thereunder, as a successor issuer.

Rolling Thunder filed a Form 15F dated June 22, 2007 with the Securities and Exchange Commission for the Class A common shares of Rolling Thunder (the “Rolling Thunder Common Shares”), and combined with the Corporation before the effectiveness of its termination of reporting.

Rolling Thunder was formed through a statutory plan of arrangement effected January 12, 2006 between Rolling Thunder and San Telmo Energy Ltd. Upon the effectiveness of the arrangement, the Rolling Thunder Common Shares were deemed registered under Section 12(g) of the Exchange Act, pursuant to Rule 12g-3(a) thereunder, as a successor issuer.

ITEM 9.01 Financial Statements and Exhibits

99.1 Form 15F of Rolling Thunder Exploration Ltd. dated June 22, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Action Energy Inc.
(Registrant)

Date: April 22, 2008	By:	/s/
Name: Kelly Kerr Title: Vice President, Finance and Chief Financial Officer